UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 10, 2016

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue

Wilsonville, Oregon 97070

(503) 498-3547

(Address, including zip code, and telephone number, including

Area code of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on June 1, 2016, FLIR Systems, Inc. (“FLIR”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which FLIR agreed to issue and sell to the Underwriters $425,000,000 aggregate principal amount of its 3.125% notes due 2021 (the “Notes”).

On June 10, 2016, the parties completed the offering, and the Notes were issued pursuant to a fourth supplemental indenture (the “Supplemental Indenture”), which supplements an indenture entered into on August 19, 2011 (the “Base Indenture” and referred to together with the Supplemental Indenture as the “Indenture”) with U.S. Bank National Association, as trustee. The Notes are general unsecured senior obligations of FLIR and rank equally with all of FLIR’s other unsecured and unsubordinated indebtedness from time to time outstanding.

The Notes bear interest at a rate of 3.125% per year. Interest is payable on the Notes semi-annually in arrears on June 15 and December 15 of each year, commencing December 15, 2016.

FLIR may redeem the Notes in whole, at any time, or in part, from time to time, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed, and

•	the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed (not including any interest accrued as of the date of redemption) from the date of redemption through the May 15, 2021 (the date that is one month prior to the stated maturity date), in each case discounted to the date of redemption on a semi-annual basis (assuming a 360 day year consisting of twelve 30 day months) at the Treasury Rate (as defined in the Supplemental Indenture) plus 30 basis points, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

In addition, FLIR may redeem the Notes in whole, at any time, or in part, from time to time, from and after May 15, 2021 (the date that is one month prior to the stated maturity date) at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on such Notes to, but excluding the Redemption Date (as defined in the Supplemental Indenture).

If FLIR experiences a “Change of Control Triggering Event” (as defined in the Supplemental Indenture) with respect to the Notes, unless FLIR has exercised its right to redeem the Notes, each holder of Notes will have the right to require FLIR to repurchase all or a portion of such holder’s Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, as provided in the Indenture.

The Indenture contains covenants that, among other things, restrict the ability of FLIR and its subsidiaries to create or secure certain liens; enter into certain sale and leaseback transactions; and enter into certain mergers, consolidations and transfers of substantially all of FLIR’s assets. The above restrictions are subject in each case to important limitations and exceptions as specified in the Indenture.

The Indenture contains customary event of default provisions. If an event of default occurs and is continuing other than an event of default regarding certain events of bankruptcy, insolvency or reorganization relating to FLIR, the Trustee or the holders of at least 25% in principal amount of the Notes may declare the Notes to be immediately due and payable. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization relating to FLIR, the Notes will become immediately due and payable without any declaration or other act on the part of the Trustee or any holder of Notes.

The public offering price of the Notes was 99.931% of the principal amount. The Company received net proceeds of approximately $421 million, after deducting underwriting discounts and estimated offering expenses. FLIR intends to use the net proceeds to repay $250 million aggregate principal amount of its 3.75% senior unsecured notes due September 1, 2016 and for general corporate purposes, which may include working capital, investments in or extensions of credit to our subsidiaries, capital expenditures, acquisitions and stock repurchases.

The Notes were offered and sold pursuant to FLIR’s automatic shelf registration statement on Form S-3 (Registration No. 333-211275) under the Securities Act of 1933, as amended, which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 11, 2016. The Company has filed with the SEC a prospectus supplement dated June 1, 2016, together with the accompanying prospectus, dated June 1, 2016, relating to the offering and sale of the Notes.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, Supplemental Indenture and the form of Note, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

The Trustee and its affiliates have engaged in and may continue to engage in certain banking and other commercial dealings in the ordinary course of business with FLIR and its affiliates. It has received, or may in the future receive, customary fees and commissions for these transactions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

Stoel Rives LLP and Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to FLIR, have each issued an opinion to FLIR dated June 10, 2016 regarding the legality of the Notes. Copies of these opinions are filed as Exhibit 5.1 and 5.2 hereto, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated August 19, 2011, between FLIR Systems, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the FLIR Systems, Inc. Form 8-K filed on August 19, 2011).

4.2	Fourth Supplemental Indenture dated as of June 10, 2016, by and between FLIR Systems, Inc. and U.S. Bank National Association.

4.3	Form of 3.125% Note due June 15, 2021 (included in Exhibit 4.2 hereto).

5.1	Opinion of Stoel Rives LLP.

5.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Stoel Rives LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR SYSTEMS, INC.

By:	/s/ Todd M. Duchene
Name:	Todd M. Duchene
Title:	Senior Vice President, General Counsel and Secretary

Date: June 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated August 19, 2011, between FLIR Systems, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the FLIR Systems, Inc. Form 8-K filed on August 19, 2011).

4.2	Fourth Supplemental Indenture dated as of June 10, 2016, by and between FLIR Systems, Inc. and U.S. Bank National Association.

4.3	Form of 3.125% Note due June 15, 2021 (included in Exhibit 4.2 hereto).

5.1	Opinion of Stoel Rives LLP.

5.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Stoel Rives LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.2 hereto).